Exhibit 10.2j


INTERNAL REVENUE SERVICE                              DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY  11202
                                                Employer Identification Number:
Date:  Mar 2 1995                                 04-2297459
                                                File Folder Number:
                                                    023000079
TYCO INTERNATIONAL LTD                          Person to Contact:
ONE TYCO PARK                                       CYNTHIA GAMBLE
EXETER, NH  03833                               Contact Telephone Number:
                                                    (516) 683-5393
                                                Plan Name:  ANVIL
                                                 HOURLY RETIREMENT SAVINGS AND
                                                 INVESTMENT PLAN
                                                Plan Number: 030


Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b) (3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination letter is applicable for the amendment(s) adopted on December 16, 1993.

     This determination letter is applicable for the plan adopted on February 1, 1992.

     This plan satisfies the minimum coverage and nondiscrimination requirements of sections 410(b) and 401(a)(4) of the Code because the plan benefits no highly compensated employees. This letter may not be relied on with respect to the aforementioned requirements of the Code for any plan year in which the plan benefits any highly compensated employees.

     This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.


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                                    -2-


TYCO INTERNATIONAL LTD


     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                             Sincerely yours,




                                             /s/ Herbert J. Huff
                                             Herbert J. Huff
                                             District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
  for Employee Benefit Plans